Exhibit 10.36

CONFIDENTIAL

PROMISSORY NOTE

$2,000,000.00	Cincinnati, Ohio January 19, 2004

FOR VALUE RECEIVED, Lima Energy Company, a corporation organized under the laws of the State of Ohio (“Grantor”), promises unconditionally to pay to the order of Ohio National Financial Services, Inc. (“Secured Party”) at its office at One Financial Way, Cincinnati, OH 45242 or to such other address as Secured Party may in writing direct from time to time, the principal amount of Two Million and No/100 Dollars ($2,000,000.00) (“Loan”).

TERMS

Repayment. The entire amount of principal, accrued interest and Additional Interest on this Promissory Note (“Note”) shall be due and payable one year from the date of this Note; provided however, in the event either (a) Grantor completes the public or private placement or sale of any other notes, bonds or debt, the proceeds of which may be used, in whole or in part, for the development or construction of an Integrated Gasification Combined Cycle Facility designed to produce 540 megawatts of energy at Lima, Ohio (“IGCC Project”), or (b) Guarantor shall complete an Initial Public Offering of its stock or bonds, then the entire amount of principal, accrued interest and the Bond Sale Fee shall become immediately due and payable (“Maturity Date”).

Due and Payable: All unpaid principal together with all accrued interest and additional interest shall be immediately due and payable in full, at Secured Party’s option and upon Secured Party’s demand, under any of the following conditions:

(i)	The Collateral is sold, leased, mortgaged, hypothecated, damaged, destroyed, lost, stolen or transferred;

(ii)	Grantor, Guarantor, or Personal Guarantor defaults in its or his obligations under the Promissory Note, the Pledge and Assignment Agreement, Security Agreement, Guaranty, Personal Guaranty or other Loan Document;

(iii)	The controlling ownership interest in Grantor or Guarantor changes;

(iv)	Grantor’s net worth is, at any time, less than $1,000,000; or

(v)	Guarantor’s net worth is, at any time, less than $1,000,000.

(vi)	Personal Guarantor’s net worth is less than $250,000.

The demand rights provided for in this paragraph shall not prejudice any right which the Secured Party may otherwise have to receive payment of the principal sum and all accrued interest in accordance with the terms hereof. The failure or delay of the Secured Party to exercise such option or any other right to which the Secured Party may be entitled shall not constitute a waiver of the right to exercise such option or any other right in the event of any subsequent event or default.

Interest. Grantor promises to pay interest on the unpaid balance of the principal amount and accrued interest of the Loan from and including the date hereof but excluding the date the Loan shall be paid in full at an initial interest rate of seven percent (7%) per annum. Interest shall be compounded and calculated on the basis of 30-day months and a 360 day year.

Additional Interest. If Secured Party chooses not to exercise the Conversion Privilege provided herein, then Grantor promises to pay additional interest on the principal amount of the Loan from and including the date hereof but excluding the date the Loan shall be paid in full at an initial interest rate of eight percent (8%) per annum. Interest shall be compounded and calculated on the basis of 30-day months and a 360 day year.

Bond Sale Fee. The sum of Two Million and 00/100 Dollars ($2,000,000) shall be payable in addition to the principal and accrued interest but in lieu of the Additional Interest under the circumstances described in subsections (a) or (b) of the Repayment section.

Default Rate. After the occurrence of a default under this Note or an Event of Default as set forth in the Security Agreement and Assignment (“Security Agreement”), Secured Party, at its sole option, upon written notice to Grantor, may increase the interest rate on this Note by an additional four percent (4%) per year effective on the date of such notice (“Default Rate”), provided, however that in no event shall interest be charged at a rate in excess of the highest interest rate allowable by applicable law. The Default Rate shall accrue on any judgment rendered hereon or in connection with any foreclosure of the Collateral.

Payments. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at Secured Party’s office specified above. Provided however, if the Bond Fund Fee becomes payable under the circumstances described in subsection (b) of the Repayment provision of this Note, then such Bond Fund Fee shall be payable in the common shares of Guarantor at the rate of 13.3334 shares per $1,000 for a total of 26,667 shares. Secured Party may apply any money received or collected for payment of this Promissory Note to the principal of, interest on or any other amount payable under, this Note in any order that Secured Party may elect. Whenever any payments to be made hereunder (including principal and interest) shall be stated to be due on a day on which Secured Party’s head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

Late Charge. If any payment (principal, interest, additional interest or Bond Fund Fee) shall not be paid when due and such nonpayment shall continue for ten (10) days from and including the due date, the Grantor shall pay a late payment charge equal to five percent (5%) of the amount of such delinquent payment.

PREPAYMENT

Optional Prepayment. All unpaid principal together with all accrued interest and at Secured Party’s option, either (i) additional interest or (ii) the Bond Sale Fee, may be prepaid in whole, at any time, upon sixty (60) days prior written notice by Grantor to Secured Party, except as expressly disallowed pursuant to this Note or the Security Agreement. Any prepayment will be applied to the installments of principal due under this Agreement in the inverse order of their maturities.

FEES AND EXPENSES

Expenses. The Grantor agrees to reimburse the Secured Party upon demand, whether or not any loan is made under this Agreement, for: (i) filing, recording and search fees, appraisal fees, legal fees and expenses, escrow fees, title report fees, documentation fees, and other similar fees, costs and expenses incurred by the Secured Party; (ii) any expenses the Secured Party incurs in the preparation of this Note, the Security Agreement, the Guaranty (collectively, “Loan Documents”) and any agreement or instrument required by the Loan Documents. Expenses include, but are not limited to, reasonable attorneys’ fees; (iii) upon the occurrence and during the continuation of an Event of Default (as hereinafter defined), the cost of periodic appraisals of the collateral securing this Agreement, at such intervals as the Secured Party may reasonably require. The appraisals may be performed by employees of the Secured Party or by independent appraisers; and (iv) any sales, use, registration, property, stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement or any agreement or instrument required by this Agreement.

CONDITIONS PRECEDENT

The Secured Party must receive the following items, in form and content acceptable to the Secured Party, before it is required to extend any credit to the Grantor under this Agreement:

Authorizations. Evidence that the execution, delivery and performance by the Grantor (and the Guarantor) of this the Loan Documents and any instrument or agreement required under the Loan Documents have been duly authorized.

Corporate Documents. A complete copy of the Grantor’s Articles of Incorporation and Bylaws, as amended.

Good Standing. Certificates of good standing for the Grantor and Guarantor from its state of incorporation and from any other state in which the Grantor is required to qualify to conduct its business.

Guarantor. Global Energy, Inc., an Ohio corporation.

Security Agreement. A signed original Security Agreement

UCC-1 Financing Statement. A signed original UCC-1 Financing Statement.

Evidence of Priority. Evidence that security interests and liens in favor of the Secured Party are valid, enforceable, and prior to all others’ rights and interests.

Insurance. Evidence of insurance coverage, as required in the Loan Documents.

Guaranty. Original Continuing Guaranty (“Guaranty”) executed by and on behalf the Global Energy, Inc., an Ohio corporation (“Guarantor”).

Personal Guaranty. Original Continuing Personal Guaranty (“Personal Guaranty”) executed by Harry H. Graves (“Personal Guarantor”).

Pledge and Assignment Agreements. Respectively, the original Pledge and Assignment Agreement executed on even date herewith from Guarantor and Personal Guarantor, individually and jointly, to Secured Party and the original Pledge and Assignment Agreement executed on even date herewith from Guarantor to Secured Party.

Legal Opinion. A written opinion from the Grantor’s counsel, covering such matters as the Secured Party may require, specifically including but not limited to confirmation of the Grantor’s representations and warranties stated herein.

Payment of Fees. Payment of all accrued and unpaid expenses as required by the Loan Documents.

Other Items. Any other items that the Secured Party reasonably requires.

SECURITY AGREEMENT AND PLEDGE AGREEMENT

This Note is issued in connection with and is secured by the Security Agreement, Guaranty, Personal Guaranty and the Pledge Agreements by and between Grantor, Guarantor, Personal Guarantor, respectively, on the one hand and Secured Party, on the other hand, all dated of even date herewith, and Secured Party is entitled to the benefits thereof, including, inter alia, provisions for Events of Default upon the happening of which this Note may be or may be declared to be accelerated and due and payable without notice, demand, presentment or protest and Secured Party may also pursue any other rights and remedies under this Note, the Security Agreement, the Pledge Agreements, Guaranty, Personal Guaranty and other Loan Documents, applicable law, in equity or otherwise. Any remedies are cumulative and not mutually exclusive.

REPRESENTATIONS AND WARRANTIES

The undersigned Grantor represents and warrants upon the execution and delivery of this Note, that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Note and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of Grantor’s knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Note have been obtained and are in full force and effect and all conditions of any such consent have been complied with; (e) its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally; (f) all financial statements and related information furnished and to be furnished to Secured Party from time to time by the Grantor are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Grantor, threatened against or affecting Grantor before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the Grantor or which may materially adversely affect the financial condition, operations, properties or business of the Grantor or the ability of Grantor to perform its obligation under this Note; and (h) there has been no material adverse change in the financial condition of Grantor since the last such financial statements or information.

CONVERSION OPTION

Secured Party shall have the right to convert the outstanding amount of principal and accrued interest under this Note at any time into shares of the common stock of Guarantor at a fixed ratio of 13.3334 shares per $1000 of principal, accrued interest, and either Additional Interest or Bond Sale Fee, whichever is payable, owing under the Note as of the date of conversion (or an equivalent conversion price of $75 per share as of the date of conversion) or the equivalent number of shares and conversion appropriately adjusted for stock splits, dividends, new issuances or other acts which may dilute the value of the shares after the date of this Note. Secured Party shall notify Grantor and Guarantor in writing of its intent to exercise its conversion right. Once such notice is given, Grantor will no longer have the right to prepay the Note even if Grantor had previously given notice of its intent to prepay the Note.

MISCELLANEOUS

GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

Consent to Jurisdiction. The Grantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Hamilton County, Ohio, in any action, claim or other proceeding arising out of or any dispute in connection with this Security Agreement, any rights or obligations hereunder, or the performance of such rights or obligations. The Grantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Secured Party in connection with this Security Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property in any manner permitted by Applicable Law. Nothing in this Section shall affect the right of the Secured Party to bring any action or proceeding against the Grantor or its properties in the courts of any other jurisdictions.

No Commitments. The Grantor acknowledges that the Secured Party has made no commitment to extend any additional credit to the Grantor or to continue the credit provided hereunder after this Agreement expires or is terminated as provided herein.

Waivers. Grantor waives presentment, protest, notice of dishonor, demand for payment and notice of acceleration and intention to accelerate maturity. Grantor agrees that Secured Party may grant any releases, compromises or indulgences with respect to any collateral securing this Note or with respect to any other person liable primarily or secondarily with respect thereto, all without notice to or consent of Grantor and without affecting the liability of Grantor under this Note.

Benefit of Parties, Successors and Assigns; Entire Agreement. All representations, warranties, covenants and agreements contained herein or delivered in connection herewith shall be binding upon, and inure to the benefit of, the Grantor and the Secured Party and their respective successors and permitted assigns. Secured Party’s interest in and rights under this Note and the Security Agreement are freely assignable, in whole or in part, by Secured Party. Grantor may not assign its obligations hereunder without the consent of Secured Party.

Entire Agreement, Severable. This Security Agreement, together with the other Loan Documents, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements of such parties. In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail. If any part of this Agreement is not enforceable, the rest of the Agreement may be enforced. The Secured Party retains all rights, even if it makes a loan after default. If the Secured Party waives a default, it may enforce a later default. Any consent or waiver under this Agreement must be in writing.

Notices. Any notice, request or other communication to either party by the other hereunder shall be given in writing and shall be deemed given on the earlier of the date the same is (i) telecopied at time of transmission by electronic facsimile transmission equipment, which equipment shall furnish written confirmation of successful and completed transmission of all pages without error in transmission or (to Manager at 513-794-4645 or to Client at 513-621-5947 (ii) the next business day after delivered to a reputable overnight courier for which it is intended at the address as set forth at the head of this Security Agreement. The place to which notices or copies of notices are to be given to either party may be changed from time to time by such party by written notice to the other party.

Counterparts. This Security Agreement and any amendment or supplement to this Security Agreement may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Amendments. This Security Agreement may not be amended, changed, waived, supplemented, discharged or terminated orally but only by an agreement in writing signed by party against whom the enforcement is sought.

No Usury. All agreements in this Note and Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount agreed to be paid hereunder or thereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision of this Note or any related document at the time performance of such provision shall be due, shall involve exceeding any usury limit prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to allow compliance with such limit, and if, from any circumstances whatsoever, Secured Party shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be cancelled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness evidenced hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be refunded immediately to Grantor.

Time is of the Essence. Time is of the essence with respect to all of Grantor’s obligations and agreements under this Note and the performance of all provisions hereof and thereof.

Waiver of Jury Trial. THE GRANTOR AND THE SECURED PARTY EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS AGREEMENT OR (b) ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST THE SECURED PARTY OR ANY OTHER PERSON INDEMNIFIED UNDER THIS AGREEMENT ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES. IN ADDITION, GRANTOR WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY SECURED PARTY AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Grantor has caused this Note to be executed this 19th day of January, 2004.

LIMA ENERGY COMPANY

By:	/s/ Harry H. Graves
Name:	Harry H. Graves
Title:	President

FIRST AMENDMENT TO PROMISSORY NOTE

This Amendment is made this _____ day of January, 2005, by and among Lima Energy Company, a corporation organized under the laws of the State of Ohio, (“Grantor”), and Ohio National Financial Services, Inc. (“Secured Party”).

RECITALS

Grantor executed a Promissory Note to Secured Party, dated January 19, 2004 (the “Note”) to evidence a loan obligation in the principal amount of $2,000,000.00 payable to the order of Secured Party, secured by, among other things:

Security Agreement, Guaranty, Personal Guaranty, Pledge Agreements, and UCC-1 Financing Statement by and between Grantor, Guarantor, Personal Guarantor, respectively, on the one hand, and Secured Party, on the other hand, all dated January 19, 2004

(collectively, together with all other instruments securing the Note, the Guaranty, Personal Guaranty, as may be amended, including but not limited to the Supplemental Pledge and Assignment Agreement and the Supplemental Personal Guaranty, the “Loan Documents”).

AMENDMENT

Now, therefore, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Secured Party hereby agree to amend the Note as follows:

1.	The Repayment section of the Note is changed to state as follows:

Repayment. The entire amount of principal, accrued interest and Additional Interest on this Promissory Note (“Note”) shall be due and payable January 19, 2006; provided however, in the event either (a) Grantor completes the public or private placement or sale of any other notes, bonds or debt, the proceeds of which may be used, in whole or in part, for the development or construction of an Integrated Gasification Combined Cycle Facility designed to produce 540 megawatts of energy at Lima, Ohio (“IGCC Project”), or (b) Guarantor shall complete an Initial Public Offering of its stock or bonds, then the entire amount of principal, accrued interest and the Bond Sale Fee shall become immediately due and payable (“Maturity Date”).

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2.	Subsection (ii) of the Due and Payable section of the Note is changed to state as follows:

“(ii) Grantor, Guarantor, Personal Guarantor, Wabash River Energy Ltd. (“Wabash”), or Gasification Engineering Corporation (“GEC”) defaults in its or his obligations under the Promissory Note, as amended, the Pledge and Assignment Agreement, the Supplemental Pledge and Assignment Agreement, Security Agreement, Guaranty, Personal Guaranty, Supplemental Personal Guaranty, or other Loan Document;

3.	Grantor hereby extends all liens and security interests created by the Loan Documents until the Note, as modified herein, has been fully paid, and agree that such modification shall in no manner affect or impair the Note or the liens and security interests securing the same and that said liens and security interests shall not in any manner be waived, the purpose of this instrument being simply to modify the manner of payment of the Note and to carry forward all liens, guaranties and security interests securing the same, which are acknowledged by Grantor to be valid and subsisting. Grantor further agrees that all terms and provisions in the Note shall be and remain in full force and effect as therein written, except as otherwise expressly modified herein. Any default or breach by Grantor hereunder shall be an event of default under the Note and Loan Documents entitling Secured Party to exercise all of its rights and remedies for default thereunder. This Agreement is intended as a modification and not a novation of the Note, and nothing herein shall be construed as a novation of the Note.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the effective date set forth above.

GRANTOR:	SECURED PARTY:

LIMA ENERGY COMPANY, an Ohio corporation	OHIO NATIONAL FINANCIAL SERVICES, INC.

By:	BY:
Harry H. Graves President	Christopher A. Carlson Senior Vice President

SECOND AMENDMENT TO PROMISSORY NOTE

This Amendment is made this 19th day of January, 2006, by and among Lima Energy Company, a corporation organized under the laws of the State of Ohio, (“Grantor”), and Ohio National Financial Services, Inc. (“Secured Party”).

RECITALS

Grantor executed a Promissory Note to Secured Party, dated January 19, 2004 (the “Note”) to evidence a loan obligation in the principal amount of $2,000,000.00 payable to the order of Secured Party, as first amended effective January 19, 2005, secured by, among other things:

Security Agreement, Guaranty, Personal Guaranty, Pledge Agreements, and UCC-1 Financing Statement by and between Grantor, Guarantor, Personal Guarantor, respectively, on the one hand, and Secured Party, on the other hand, all dated January 19, 2004

(collectively, together with all other instruments securing the Note, the Guaranty, Personal Guaranty, as may be amended, including but not limited to the Supplemental Pledge and Assignment Agreement and the Supplemental Personal Guaranty, the “Loan Documents”).

AMENDMENT

Now, therefore, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Secured Party hereby agree to amend the Note as follows:

1.	The Repayment section of the Note, as amended, is changed to state as follows:

Repayment. The entire amount of principal, accrued interest and Additional Interest on this Promissory Note (“Note”) shall be due and payable April 30, 2006; provided however, in the event either (a) Grantor completes the public or private placement or sale of any other notes, bonds or debt, the proceeds of which may be used, in whole or in part, for the development or construction of an Integrated Gasification Combined Cycle Facility designed to produce 540 megawatts of energy at Lima, Ohio (“IGCC Project”), or (b) Guarantor shall complete an Initial Public Offering of its stock or bonds, then the entire amount of principal, accrued interest and the Bond Sale Fee shall become immediately due and payable (“Maturity Date”).

2.	Subsection (ii) of the Due and Payable section of the Note, as amended, is changed to state as follows:

“(ii) Grantor, Guarantor, Personal Guarantor, Wabash River Energy Ltd. (“Wabash”), or Gasification Engineering Corporation (“GEC”) defaults in its or his obligations under the Promissory Note, as amended, the Pledge and Assignment Agreement, the Supplemental Pledge and Assignment Agreement, Security Agreement, Guaranty, Personal Guaranty, Supplemental Personal Guaranty, or other Loan Document;

3.	Grantor hereby extends all liens and security interests created by the Loan Documents until the Note, as modified herein, has been fully paid, and agree that such modification shall in no manner affect or impair the Note or the liens and security interests securing the same and that said liens and security interests shall not in any manner be waived, the purpose of this instrument being simply to modify the manner of payment of the Note and to carry forward all liens, guaranties and security interests securing the same, which are acknowledged by Grantor to be valid and subsisting. Grantor further agrees that all terms and provisions in the Note shall be and remain in full force and effect as therein written, except as otherwise expressly modified herein. Any default or breach by Grantor hereunder shall be an event of default under the Note and Loan Documents entitling Secured Party to exercise all of its rights and remedies for default thereunder. This Agreement is intended as a modification and not a novation of the Note, and nothing herein shall be construed as a novation of the Note.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the effective date set forth above.

GRANTOR:		SECURED PARTY:

LIMA ENERGY COMPANY, an Ohio corporation		OHIO NATIONAL FINANCIAL SERVICES, INC.

By:	/s/ Harry H. Graves	BY:
	Harry H. Graves President	Christopher A. Carlson Senior Vice President

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THIRD AMENDMENT TO PROMISSORY NOTE

This Amendment is made this 19th day of April, 2006, by and among Lima Energy Company, a corporation organized under the laws of the State of Ohio, (“Grantor”), and Ohio National Financial Services, Inc. (“Secured Party”).

RECITALS

Grantor executed a Promissory Note to Secured Party, dated January 19, 2004 (the “Note”) to evidence a loan obligation in the principal amount of $2,000,000.00 payable to the order of Secured Party, as amended effective January 19, 2005 and January 19, 2006, as secured by, among other things:

Security Agreement, Guaranty, Personal Guaranty, Pledge Agreements, and UCC-1 Financing Statement by and between Grantor, Guarantor, Personal Guarantor, respectively, on the one hand, and Secured Party, on the other hand, all dated January 19, 2004

(collectively, together with all other instruments securing the Note, the Guaranty, Personal Guaranty, as may be amended, including but not limited to the Supplemental Pledge and Assignment Agreement and the Supplemental Personal Guaranty, the “Loan Documents”).

AMENDMENT

Now, therefore, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Secured Party hereby agree to amend the Note as follows:

1.	The Repayment section of the Note, as amended, is changed to state as follows:

Repayment. The entire amount of principal, accrued interest and Additional Interest on this Promissory Note (“Note”) shall be due and payable July 31, 2006; provided however, in the event either (a) Grantor completes the public or private placement or sale of any other notes, bonds or debt, the proceeds of which may be used, in whole or in part, for the development or construction of an Integrated Gasification Combined Cycle Facility designed to produce 540 megawatts of energy at Lima, Ohio (“IGCC Project”), or (b) Guarantor shall complete an Initial Public Offering of its stock or bonds, then the entire amount of principal, accrued interest and the Bond Sale Fee shall become immediately due and payable (“Maturity Date”).

2.	Subsection (ii) of the Due and Payable section of the Note, as amended, is changed to state as follows:

(ii) Grantor, Guarantor, Personal Guarantor, Wabash River Energy Ltd. (“Wabash”), or Gasification Engineering Corporation (“GEC”) defaults in its or his obligations under the Promissory Note, as amended, the Pledge and Assignment Agreement, the Supplemental Pledge and Assignment Agreement, Security Agreement, Guaranty, Personal Guaranty, Supplemental Personal Guaranty, or other Loan Document;

3.	Grantor hereby extends all liens and security interests created by the Loan Documents until the Note, as modified herein, has been fully paid, and agree that such modification shall in no manner affect or impair the Note or the liens and security interests securing the same and that said liens and security interests shall not in any manner be waived, the purpose of this instrument being simply to modify the manner of payment of the Note and to carry forward all liens, guaranties and security interests securing the same, which are acknowledged by Grantor to be valid and subsisting. Grantor further agrees that all terms and provisions in the Note shall be and remain in full force and effect as therein written, except as otherwise expressly modified herein. Any default or breach by Grantor hereunder shall be an event of default under the Note and Loan Documents entitling Secured Party to exercise all of its rights and remedies for default thereunder. This Agreement is intended as a modification and not a novation of the Note, and nothing herein shall be construed as a novation of the Note.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the effective date set forth above.

GRANTOR:		SECURED PARTY:

LIMA ENERGY COMPANY, an Ohio corporation		OHIO NATIONAL FINANCIAL SERVICES, INC.

By:	/s/ Harry H. Graves	BY:
	Harry H. Graves President	Christopher A. Carlson Senior Vice President

FOURTH AMENDMENT TO PROMISSORY NOTE

This Amendment is made this 28th day of July, 2006, by and among Lima Energy Company, a corporation organized under the laws of the State of Ohio, (“Grantor”), and Ohio National Financial Services, Inc. (“Secured Party”).

RECITALS

Grantor executed a Promissory Note to Secured Party, dated January 19, 2004 (the “Note”) to evidence a loan obligation in the principal amount of $2,000,000.00 payable to the order of Secured Party, as previously amended effective January 19, 2005, January 19, 2006, and April 19, 2006 as secured by, among other things:

Security Agreement, Guaranty, Personal Guaranty, Pledge Agreements, and UCC-1 Financing Statement by and between Grantor, Guarantor, Personal Guarantor, respectively, on the one hand, and Secured Party, on the other hand, all dated January 19, 2004

(collectively, together with all other instruments securing the Note, the Guaranty, Personal Guaranty, as may be amended, including but not limited to the Supplemental Pledge and Assignment Agreement and the Supplemental Personal Guaranty, the “Loan Documents”).

AMENDMENT

Now, therefore, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Secured Party hereby agree to amend the Note as follows:

1.	The Repayment section of the Note, as amended, is changed to state as follows:

Repayment. The entire amount of principal, accrued interest and Bond Sale Fee on this Promissory Note (“Note”) shall be due and payable September 30, 2006; provided however, in the event either (a) Grantor completes the public or private placement or sale of any other notes, bonds or debt, the proceeds of which may be used, in whole or in part, for the development or construction of an Integrated Gasification Combined Cycle Facility designed to produce 540 megawatts of energy at Lima, Ohio (“IGCC Project”), or (b) Guarantor shall complete an Initial Public Offering of its stock or bonds, then the entire amount of principal, accrued interest and the Bond Sale Fee shall become immediately due and payable (“Maturity Date”).

2.	Subsection (ii) of the Due and Payable section of the Note, as amended, is changed to state as follows:

“(ii) Grantor, Guarantor, Personal Guarantor, Wabash River Energy Ltd. (“Wabash”), or Gasification Engineering Corporation (“GEC”) defaults in its or his obligations under the Promissory Note, as amended, the Pledge and Assignment Agreement, the Supplemental Pledge and Assignment Agreement, Security Agreement, Guaranty, Personal Guaranty, Supplemental Personal Guaranty, or other Loan Document;

3.	The Interest section of the Note, as amended, is changed to state as follows:

Interest. Grantor promises to pay interest on the unpaid balance of the principal amount and accrued interest on the Loan from and including January 19, 2004 to and including July 31, 2006 at an interest rate of seven percent (7%) per annum. Grantor further promises to pay interest on the unpaid balance of the principal amount and accrued interest on the Loan from and including August 1, 2006 to and including the date the Loan shall be paid in full at an interest rate of nine percent (9%) per annum. Interest shall be compounded and calculated on the basis of 30-day months and a 360 day year.

4.	The Additional Interest section of the Note, as amended, is deleted.

5.	The Bond Sale Fee section of the Note, as amended, is changed to state as follows:

Bond Sale Fee. The sum of Two Million and 00/100 Dollars ($2,000,000) shall be payable in addition to the principal and accrued interest in accordance with the terms of the Repayment provision.

6.	The Payments section of the Note, as amended, is changed to state as follows:

Payments. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds (“lawful money”) at Secured Party’s office specified in the Note. Provided however, Secured Party shall have the option to require Grantor to make payment of some or all of such money due under this Note in the form of common shares of Guarantor at the rate of 13.3334 shares per $1,000 due and payable hereunder. Secured Party shall give Grantor notice of the amount of each payment to be made in the form of lawful money and/or common shares of the Guarantor not later than two days before such payment is due. In the absence of such notice, the entire payment shall be made in lawful money. Secured Party may apply any lawful money and/or common shares received or collected for payment of this Note to the principal, accrued interest, Bond Sale Fee, or any other amount payable under this Note that Secured Party may elect. Whenever any payments to be made hereunder (including principal, accrued interest, and the Bond Sale Fee) shall be stated to be due on a day on which Secured Party’s head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

7.	The Optional Prepayment section is deleted and the following is inserted in its place:

No Prepayment. No amount due and payable hereunder may be paid before the date such payment is due.

8.	Grantor hereby extends all liens and security interests created by the Loan Documents until the Note, as modified herein, has been fully paid, and agree that such modification shall in no manner affect or impair the Note or the liens and security interests securing the same and that said liens and security interests shall not in any manner be waived, the purpose of this instrument being simply to modify the manner of payment of the Note and to carry forward all liens, guaranties and security interests securing the same, which are acknowledged by Grantor to be valid and subsisting. Grantor further agrees that all terms and provisions in the Note shall be and remain in full force and effect as therein written, except as otherwise expressly modified herein. Any default or breach by Grantor hereunder shall be an event of default under the Note and Loan Documents entitling Secured Party to exercise all of its rights and remedies for default thereunder. This Agreement is intended as a modification and not a novation of the Note, and nothing herein shall be construed as a novation of the Note.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the effective date set forth above.

GRANTOR:		SECURED PARTY:

LIMA ENERGY COMPANY, an Ohio corporation		OHIO NATIONAL FINANCIAL SERVICES, INC.

By:	/s/ Harry H. Graves	BY:
	Harry H. Graves	Christopher A. Carlson
	President	Senior Vice President

FIFTH AMENDMENT TO PROMISSORY NOTE

This Amendment is made this 31st day of October, 2006, by and among Lima Energy Company, a corporation organized under the laws of the State of Ohio, (“Grantor”), and Ohio National Financial Services, Inc. (“Secured Party”).

RECITALS

Grantor executed a Promissory Note to Secured Party, dated January 19, 2004 (the “Note”) to evidence a loan obligation in the principal amount of $2,000,000.00 payable to the order of Secured Party, as previously amended effective January 19, 2005, January 19, 2006, April 19, 2006, and July 28, 2006 as secured by, among other things:

Security Agreement, Guaranty, Personal Guaranty, Pledge Agreements, and UCC-1 Financing Statement by and between Grantor, Guarantor, Personal Guarantor, respectively, on the one hand, and Secured Party, on the other hand, all dated January 19, 2004

(collectively, together with all other instruments securing the Note, the Guaranty, Personal Guaranty, as may be amended, including but not limited to the Supplemental Pledge and Assignment Agreement and the Supplemental Personal Guaranty, the “Loan Documents”).

AMENDMENT

Now, therefore, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Secured Party hereby agree to amend the Note as follows:

1.	The Repayment section of the Note, as amended, is changed to state as follows:

Repayment. The entire amount of principal, accrued interest, Bond Sale Fee and any unpaid Additional Payment on this Promissory Note (“Note”) shall be due and payable December 31, 2006; provided however, in the event either (a) Grantor completes the public or private placement or sale of any other notes, bonds or debt, the proceeds of which may be used, in whole or in part, for the development or construction of an Integrated Gasification Combined Cycle Facility designed to produce 540 megawatts of energy at Lima, Ohio (“IGCC Project”), or (b) Guarantor shall complete an Initial Public Offering of its stock or bonds, then the entire amount of principal, accrued interest and the Bond Sale Fee shall become immediately due and payable (“Maturity Date”).

2.	Subsection (ii) of the Due and Payable section of the Note, as amended, is changed to state as follows:

“(ii) Grantor, Guarantor, Personal Guarantor, Wabash River Energy Ltd. (“Wabash”), or Gasification Engineering Corporation (“GEC”) defaults in its or his obligations under the Promissory Note, as amended, the Pledge and Assignment Agreement, the Supplemental Pledge and Assignment Agreement, Security Agreement, Guaranty, Personal Guaranty, Supplemental Personal Guaranty, or other Loan Document, including but not limited to any default in its or his obligation to pay any installment of interest and principal then due and payable;

3.	The Interest section of the Note, as amended, is changed to state as follows:

Interest. Grantor promises to pay interest on the unpaid balance of the principal amount and accrued interest on the Loan from and including January 19, 2004 to and including July 31, 2006 at an interest rate of seven percent (7%) per annum. Grantor further promises to pay interest on the unpaid balance of the principal amount and accrued interest on the Loan from and including August 1, 2006 to and including the date the Loan shall be paid in full at an interest rate of nine percent (9%) per annum. Interest shall be compounded and calculated on the basis of 30-day months and a 360 day year.

4.	The Additional Interest section of the Note, as amended, is deleted.

5.	The Bond Sale Fee section of the Note, as amended, is changed to state as follows:

Bond Sale Fee. The sum of Two Million and 00/100 Dollars ($2,000,000) shall be payable in addition to the principal and accrued interest in accordance with the terms of the Repayment provision.

6.	The Payments section of the Note, as amended, is changed to state as follows:

Payments. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds (“lawful money”) at Secured Party’s office specified in the Note. Provided however, Secured Party shall have the option to require Grantor to make payment of some or all of such money due under this Note in the form of common shares of Guarantor at the rate of 13.3334 shares per $1,000 due and payable hereunder. Secured Party shall give Grantor notice of the amount of each payment to be made in the form of lawful money and/or common shares of the Guarantor not later than two days before such payment is due. In the absence of such notice, the entire payment shall be made in lawful money. Secured Party may apply any lawful money and/or common shares received or collected for payment of this Note to the principal, accrued interest, Additional Payment, Bond Sale Fee, or any other amount payable under this Note that Secured Party may elect. Whenever any payments to be made hereunder (including principal, accrued interest, and the Bond Sale Fee) shall be stated to be due on a day on which Secured Party’s head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

7.	The Optional Prepayment section is deleted and the following is inserted in its place:

All unpaid principal together with all accrued interest and the Bond Sale Fee may be prepaid in whole, at any time, upon ten (10) days prior written notice by Grantor to the Secured Party, except as expressed disallowed pursuant to this Note or any amendment thereto or the Security Agreement. In the event the Grantor provides written notice of prepayment to the Secured party, the Secured Party shall have five business days from the date of notice to exercise the Secured Party’s rights under its Conversion Option. Any prepayment will be applied to the installments of principal due under this Agreement in the inverse order of their maturities.

8.	The Conversion Option Provision is changed to state as follow:

CONVERSION OPTION

Secured Party shall have the right to convert the outstanding amount of principal and accrued interest under this Note at any time before, after or on the Maturity Date but prior to any initial public offering of Global Energy, Inc. stock, into shares of the common stock of Guarantor at a fixed ratio of 13.3334 shares per $1000 of principal, accrued interest, Additional Payment, Bond Sale Fee, or any other amounts owing under the Note as of the date of conversion (or an equivalent conversion price of $75 per share as of the date of conversion) or the equivalent number of shares and conversion appropriately adjusted for stock splits, dividends, new issuances or other acts which may dilute the value of the shares after the date of this Note. Secured Party shall notify Grantor and Guarantor in writing of its intent to exercise its conversion right. Once such notice is given, Grantor will no longer have the right to prepay the Note even if Grantor had previously given notice of its intent to prepay the Note.

8.	Grantor hereby extends all liens and security interests created by the Loan Documents until the Note, as modified herein, has been fully paid, and agree that such modification shall in no manner affect or impair the Note or the liens and security interests securing the same and that said liens and security interests shall not in any manner be waived, the purpose of this instrument being simply to modify the manner of payment of the Note and to carry forward all liens, guaranties and security interests securing the same, which are acknowledged by Grantor to be valid and subsisting. Grantor further agrees that all terms and provisions in the Note shall be and remain in full force and effect as therein written, except as otherwise expressly modified herein. Any default or breach by Grantor hereunder shall be an event of default under the Note and Loan Documents entitling Secured Party to exercise all of its rights and remedies for default thereunder. This Agreement is intended as a modification and not a novation of the Note, and nothing herein shall be construed as a novation of the Note.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the effective date set forth above.

GRANTOR:		SECURED PARTY:

LIMA ENERGY COMPANY, an Ohio corporation		OHIO NATIONAL FINANCIAL SERVICES, INC.

By:	/s/ Harry H. Graves	BY:
	Harry H. Graves President	Christopher A. Carlson Senior Vice President

SIXTH AMENDMENT TO PROMISSORY NOTE

This Amendment is made this 28th day of December, 2006, by and among Lima Energy Company, a corporation organized under the laws of the State of Ohio, (“Grantor”), and Ohio National Financial Services, Inc. (“Secured Party”).

RECITALS

Grantor executed a Promissory Note to Secured Party, dated January 19, 2004 (the “Note”) to evidence a loan obligation in the principal amount of $2,000,000.00 payable to the order of Secured Party, as previously amended effective January 19, 2005, January 19, 2006, April 19, 2006, July 28, 2006, and October 31, 2006, as secured by, among other things:

Security Agreement, Guaranty, Personal Guaranty, Pledge Agreements, and UCC-1 Financing Statement by and between Grantor, Guarantor, Personal Guarantor, respectively, on the one hand, and Secured Party, on the other hand, all dated January 19, 2004

(collectively, together with all other instruments securing the Note, the Guaranty, Personal Guaranty, as may be amended, including but not limited to the Supplemental Pledge and Assignment Agreement and the Supplemental Personal Guaranty, the “Loan Documents”).

AMENDMENT

Now, therefore, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Secured Party hereby agree to amend the Note as follows:

1.	The Repayment section of the Note, as amended, is changed to state as follows:

Repayment. The entire amount of principal, accrued interest, Bond Sale Fee and any unpaid Additional Payment on this Promissory Note (“Note”) shall be due and payable February 28, 2007; provided however, in the event either (a) Grantor completes the public or private placement or sale of any other notes, bonds or debt, the proceeds of which may be used, in whole or in part, for the development or construction of an Integrated Gasification Combined Cycle Facility designed to produce 540 megawatts of energy at Lima, Ohio (“IGCC Project”), or (b) Guarantor shall complete an Initial Public Offering of its stock or bonds, then the entire amount of principal, accrued interest and the Bond Sale Fee shall become immediately due and payable (“Maturity Date”).

2.	Subsection (ii) of the Due and Payable section of the Note, as amended, is changed to state as follows:

“(ii) Grantor, Guarantor, Personal Guarantor, Wabash River Energy Ltd. (“ Wabash”), or Gasification Engineering Corporation (“GEC”) defaults in its or his obligations under the Promissory Note, as amended, the Pledge and Assignment Agreement, the Supplemental Pledge and Assignment Agreement, Security Agreement, Guaranty, Personal Guaranty, Supplemental Personal Guaranty, or other Loan Document, including but not limited to any default in its or his obligation to pay any installment of the Additional Payment when due and payable;

3.	The Interest section of the Note, as amended, is changed to state as follows:

Interest. Grantor promises to pay interest on the unpaid balance of the principal amount and accrued interest on the Loan from and including January 19, 2004 to and including July 31, 2006 at an interest rate of seven percent (7%) per annum. Grantor further promises to pay interest on the unpaid balance of the principal amount and accrued interest on the Loan from and including August 1, 2006 to and including the date the Loan shall be paid in full at an interest rate of nine percent (9%) per annum. Interest shall be compounded and calculated on the basis of 30-day months and a 360 day year.

4.	The Additional Interest section of the Note, as amended, is deleted.

5.	The Bond Sale Fee section of the Note, as amended, is changed to state as follows:

Bond Sale Fee. The sum of Two Million and 00/100 Dollars ($2,000,000) shall be payable in addition to the principal and accrued interest in accordance with the terms of the Repayment provision.

6.	The Payments section of the Note, as amended, is changed to state as follows:

Payments. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds (“lawful money”) at Secured Party’s office specified in the Note. Provided however, Secured Party shall have the option to require Grantor to make payment of some or all of such money due under this Note in the form of common shares of Guarantor at the rate of 13.3334 shares per $1,000 due and payable hereunder. Secured Party shall give Grantor notice of the amount of each payment to be made in the form of lawful money and/or common shares of the Guarantor not later than two days before such payment is due. In the absence of such notice, the entire payment shall be made in lawful money. Secured Party may apply any lawful money and/or common shares received or collected for payment of this Note to the principal, accrued interest, Additional Payment, Bond Sale Fee, or any other amount payable under this Note that Secured Party may elect. Whenever any payments to be made hereunder (including principal, accrued interest, and the Bond Sale Fee) shall be stated to be due on a day on which Secured Party’s head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

7.	The Optional Prepayment section is deleted and the following is inserted in its place:

No Prepayment. No amount due and payable hereunder may be paid before the date such payment is due except under such conditions and for such consideration as Secured Party may agree to in its sole discretion.

8.	The Conversion Option Provision is changed to state as follow:

CONVERSION OPTION

Secured Party shall have the right to convert the outstanding amount of principal and accrued interest under this Note at any time before, after or on the Maturity Date into shares of the common stock of Guarantor at a fixed ratio of 13.3334 shares per $1000 of principal, accrued interest. Additional Payment, Bond Sale Fee, or any other amounts owing under the Note as of the date of conversion (or an equivalent conversion price of $75 per share as of the date of conversion) or the equivalent number of shares and conversion appropriately adjusted for stock splits, dividends, new issuances or other acts which may dilute the value of the shares after the date of this Note. Secured Party shall notify Grantor and Guarantor in writing of its intent to exercise its conversion right. Once such notice is given, Grantor will no longer have the right to prepay the Note even if Grantor had previously given notice of its intent to prepay the Note.

8.	Grantor hereby extends all liens and security interests created by the Loan Documents until the Note, as modified herein, has been fully paid, and agree that such modification shall in no manner affect or impair the Note or the liens and security interests securing the same and that said liens and security interests shall not in any manner be waived, the purpose of this instrument being simply to modify the manner of payment of the Note and to carry forward all liens, guaranties and security interests securing the same, which are acknowledged by Grantor to be valid and subsisting. Grantor further agrees that all terms and provisions in the Note shall be and remain in full force and effect as therein written, except as otherwise expressly modified herein. Any default or breach by Grantor hereunder shall be an event of default under the Note and Loan Documents entitling Secured Party to exercise all of its rights and remedies for default thereunder. This Agreement is intended as a modification and not a novation of the Note, and nothing herein shall be construed as a novation of the Note.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the effective date set forth above.

GRANTOR:		SECURED PARTY:

LIMA ENERGY COMPANY, an Ohio corporation		OHIO NATIONAL FINANCIAL SERVICES, INC.

By:	/s/ Harry H. Graves	BY:
	Harry H. Graves President	Christopher A. Carlson Senior Vice President

SEVENTH AMENDMENT TO PROMISSORY NOTE

This Amendment is made this 5th day of March, 2007, by and among Lima Energy Company, a corporation organized under the laws of the State of Ohio, (“Grantor”), and Ohio National Financial Services, Inc. (“Secured Party”).

RECITALS

Grantor executed a Promissory Note to Secured Party, dated January 19, 2004 (the “Note”) to evidence a loan obligation in the principal amount of $2,000,000.00 payable to the order of Secured Party, as previously amended effective January 19, 2005, January 19, 2006, April 19, 2006, July 28, 2006, October 31, 2006, and December 30, 2006 as secured by, among other things:

Security Agreement, Guaranty, Personal Guaranty, Pledge Agreements, and UCC-1 Financing Statement by and between Grantor, Guarantor, Personal Guarantor, respectively, on the one hand, and Secured Party, on the other hand, all dated January 19, 2004

(collectively, together with all other instruments securing the Note, the Guaranty, Personal Guaranty, as may be amended, including but not limited to the Supplemental Pledge and Assignment Agreement and the Supplemental Personal Guaranty, the “Loan Documents”).

AMENDMENT

Now, therefore, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Secured Party hereby agree to amend the Note to state as follows:

FOR VALUE RECEIVED, Lima Energy Company, a corporation organized under the laws of the State of Ohio (“Grantor”), promises unconditionally to pay to the order of Ohio National Financial Services, Inc. (“Secured Party”) at its office at One Financial Way, Cincinnati, OH 45242 or to such other address as Secured Party may in writing direct from time to time, the principal amount of Two Million and No/100 Dollars ($2,000,000.00) (“Loan”) together with all accrued interest, Additional Interest and all other amounts stated herein.

TERMS

Repayment. The entire amount of principal, accrued interest and Additional Interest on this Promissory Note (“Note”) shall be due and payable on demand by Secured Party or subsequent Holder of the Note.

Due and Payable: All unpaid principal together with all accrued interest and Additional Interest shall be immediately due and payable in full upon Secured Party’s demand. The demand rights provided for in this paragraph shall not prejudice any right which the Secured Party may otherwise have to receive payment of the principal sum and all accrued interest in accordance with the terms hereof. The failure or delay of the Secured Party to exercise such option or any other right to which the Secured Party may be entitled shall not constitute a waiver of the right to exercise such option or any other right in the event of any subsequent event or default.

Interest. Grantor promises to pay interest on the unpaid balance of the principal amount and accrued interest of the Loan from and including the date of the Note but excluding the date the Loan shall be paid in full at an initial interest rate of nine percent (9%) per annum. Interest shall be compounded and calculated on the basis of 30-day months and a 360 day year. Interest shall accrue and shall be paid quarterly in arrears beginning March 31, 2006 unless Secured Party otherwise demands payment as provided herein.

Additional Interest. Grantor promises to pay Additional Interest on the principal amount of the Loan from and including the date of the Note but excluding the date the Loan in the amount of Two Million and 00/100 Dollars ($2,000,000.00).

Default Rate. After the occurrence of a default under the this Note or an Event of Default as set forth in the Security Agreement and Assignment (“Security Agreement”), Secured Party, at its sole option, upon written notice to Grantor, may increase the interest rate on this Note by an additional four percent (4%) per year effective on the date of such notice (“Default Rate”). The Default Rate shall accrue on any judgment rendered hereon or in connection with any foreclosure of the Collateral.

Payments. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds (“lawful money”) at Secured Party’s office specified in the Note. Provided however, Secured Party shall have the option to require Grantor to make payment of some or all of such money due under this Note in the form of fully paid and nonassessable common shares of Guarantor at the rate of 13.3334 shares per $1,000 due and payable hereunder as more fully described in the Conversion Option provision herein. Secured Party shall give Grantor notice of the amount of each payment to be made in the form of lawful money and/or common shares of the Guarantor. Secured Party may apply any lawful money and/or common shares received or collected for payment of this Note to the principal, accrued interest, Additional Interest, or any other amount payable under this Note that Secured Party may elect. Whenever any payments to be made hereunder (including principal, accrued interest, and Additional Interest) shall be stated to be due on a day on which Secured Party’s head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

Late Charge. If any payment (principal, accrued interest, or Additional Interest) shall not be paid when due and such nonpayment shall continue for ten (10) days from and including the due date, the Grantor shall pay a late payment charge equal to five percent (5%) of the amount of such delinquent payment.

No Prepayment. No amount due and payable hereunder may be paid before the date such payment is due except under such conditions and for such consideration as Secured Party may agree to in its sole discretion.

FEES AND EXPENSES

Expenses. The Grantor agrees to reimburse the Secured Party upon demand, whether or not any loan is made under this Agreement, for: (i) filing, recording and search fees, appraisal fees, legal fees and expenses, escrow fees, title report fees, documentation fees, and other similar fees, costs and expenses incurred by the Secured Party; (ii) any expenses the Secured Party incurs in the preparation of this Note, the Security Agreement, the Guaranty (collectively, “Loan Documents”) and any agreement or instrument required by the Loan Documents. Expenses include, but are not limited to, reasonable attorneys’ fees; (iii) upon the occurrence and during the continuation of an Event of Default (as hereinafter defined), the cost of periodic appraisals of the collateral securing this Agreement, at such intervals as the Secured Party may reasonably require. The appraisals may be performed by employees of the Secured Party or by independent appraisers; and (iv) any sales, use, registration, property, stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement or any agreement or instrument required by this Agreement.

CONDITIONS PRECEDENT

The Secured Party must receive the following items, in form and content acceptable to the Secured Party, before it is required to extend any credit to the Grantor under this Agreement:

Authorizations. Evidence that the execution, delivery and performance by the Grantor (and the Guarantor) of this the Loan Documents and any instrument or agreement required under the Loan Documents have been duly authorized.

Corporate Documents. A complete copy of the Grantor’s Articles of Incorporation and Bylaws, as amended.

Good Standing. Certificates of good standing for the Grantor and Guarantor from its state of incorporation and from any other state in which the Grantor is required to qualify to conduct its business.

Guarantor. Global Energy, Inc., an Ohio corporation.

Security Agreement. A signed original Security Agreement

UCC-1 Financing Statement. A signed original UCC-1 Financing Statement.

Evidence of Priority. Evidence that security interests and liens in favor of the Secured Party are valid, enforceable, and prior to all others’ rights and interests.

Insurance. Evidence of insurance coverage, as required in the Loan Documents.

Guaranty. Original Continuing Guaranty (“Guaranty”) executed by and on behalf the Global Energy, Inc., an Ohio corporation (“Guarantor”).

Personal Guaranty. Original Continuing Personal Guaranty (“Personal Guaranty”) executed by Harry H. Graves (“Personal Guarantor”).

Pledge and Assignment Agreements. Respectively, the original Pledge and Assignment Agreement executed on even date herewith from Guarantor and Personal Guarantor, individually and jointly, to Secured Party and the original Pledge and Assignment Agreement executed on even date herewith from Guarantor to Secured Party.

Legal Opinion. A written opinion from the Grantor’s counsel, covering such matters as the Secured Party may require, specifically including but not limited to confirmation of the Grantor’s representations and warranties stated herein.

Payment of Fees. Payment of all accrued and unpaid expenses as required by the Loan Documents.

Other Items. Any other items that the Secured Party reasonably requires.

SECURITY AGREEMENT AND PLEDGE AGREEMENT

This Note is issued in connection with and is secured by the Security Agreement, Guaranty, Personal Guaranty and the Pledge Agreements by and between Grantor, Guarantor, Personal Guarantor, respectively, on the one hand and Secured Party, on the other hand, all dated of even date herewith, and Secured Party is entitled to the benefits thereof, including, inter alia, provisions for Events of Default upon the happening of which this Note may be or may be declared to be accelerated and due and payable without notice, demand, presentment or protest and Secured Party may also pursue any other rights and remedies under this Note, the Security Agreement, the Pledge Agreements, Guaranty, Personal Guaranty and other Loan Documents, applicable law, in equity or otherwise. Any remedies are cumulative and not mutually exclusive.

REPRESENTATIONS AND WARRANTIES

The undersigned Grantor represents and warrants upon the execution and delivery of this Note, that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Note and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of Grantor’s knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Note have been obtained and are in full force and effect and all conditions of any such consent have been complied with; (e) its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally; (f) all financial statements and related information furnished and to be furnished to Secured Party from time to time by the Grantor are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Grantor, threatened against or affecting Grantor before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the Grantor or which may materially adversely affect the financial condition, operations, properties or business of the Grantor or the ability of Grantor to perform its obligation under this Note; and (h) there has been no material adverse change in the financial condition of Grantor since the last such financial statements or information.

CONVERSION OPTION

Secured Party shall have the right to convert some or all of the outstanding amount of principal, accrued interest, Additional Interest under this Note at any time into shares of the fully paid and nonassessable common stock of Guarantor at a fixed ratio of 13.3334 shares per $1000 of principal, accrued interest, and Additional Interest, whichever is payable, owing under the Note as of the date of conversion (or an equivalent conversion price of $75 per share as of the date of conversion) or the equivalent number of shares and conversion appropriately adjusted for stock splits, dividends, new issuances or other acts which may dilute the value of the shares after the date of this Note. Grantor shall give or cause Guarantor to give Secured Party not less than 30 days’ written notice of the date of any Initial Public Offering of the shares of Guarantor’s common stock.

MISCELLANEOUS

GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

Consent to Jurisdiction. The Grantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Hamilton County, Ohio, in any action, claim or other proceeding arising out of or any dispute in connection with this Security Agreement, any rights or obligations hereunder, or the performance of such rights or obligations. The Grantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Secured Party in connection with this Security Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property in any manner permitted by Applicable Law. Nothing in this Section shall affect the right of the Secured Party to bring any action or proceeding against the Grantor or its properties in the courts of any other jurisdictions.

No Commitments. The Grantor acknowledges that the Secured Party has made no commitment to extend any additional credit to the Grantor or to continue the credit provided hereunder after this Agreement expires or is terminated as provided herein.

Waivers. Grantor waives presentment, protest, notice of dishonor, demand for payment and notice of acceleration and intention to accelerate maturity. Grantor agrees that Secured Party may grant any releases, compromises or indulgences with respect to any collateral securing this Note or with respect to any other person liable primarily or secondarily with respect thereto, all without notice to or consent of Grantor and without affecting the liability of Grantor under this Note.

Benefit of Parties, Successors and Assigns; Entire Agreement. All representations, warranties, covenants and agreements contained herein or delivered in connection herewith shall be binding upon, and inure to the benefit of, the Grantor and the Secured Party and their respective successors and permitted assigns. Secured Party’s interest in and rights under this Note and the Security Agreement are freely assignable, in whole or in part, by Secured Party. Grantor may not assign its obligations hereunder without the consent of Secured Party.

Entire Agreement, Severable. This Security Agreement, together with the other Loan Documents, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements of such parties. In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail. If any part of this Agreement is not enforceable, the rest of the Agreement may be enforced. The Secured Party retains all rights, even if it makes a loan after default. If the Secured Party waives a default, it may enforce a later default. Any consent or waiver under this Agreement must be in writing.

Notices. Any notice, request or other communication to either party by the other hereunder shall be given in writing and shall be deemed given on the earlier of the date the same is (i) telecopied at time of transmission by electronic facsimile transmission equipment, which equipment shall furnish written confirmation of successful and completed transmission of all pages without error in transmission or (to Manager at 513-794-4645 or to Client at 513-621-5947 (ii) the next business day after delivered to a reputable overnight courier for which it is intended at the address as set forth at the head of this Security Agreement. The place to which notices or copies of notices are to be given to either party may be changed from time to time by such party by written notice to the other party.

Counterparts. This Security Agreement and any amendment or supplement to this Security Agreement may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Amendments. This Security Agreement may not be amended, changed, waived, supplemented, discharged or terminated orally but only by an agreement in writing signed by party against whom the enforcement is sought.

No Usury. All agreements in this Note and Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount agreed to be paid thereunder or hereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision of this Note or any related document at the time performance of such provision shall be due, shall involve exceeding any usury limit prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to allow compliance with such limit, and if, from any circumstances whatsoever, Secured Party shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be cancelled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness evidenced hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be refunded immediately to Grantor.

Time is of the Essence. Time is of the essence with respect to all of Grantor’s obligations and agreements under this Note and the performance of all provisions hereof and thereof.

Waiver of Jury Trial. THE GRANTOR AND THE SECURED PARTY EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS AGREEMENT OR (b) ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST THE SECURED PARTY OR ANY OTHER PERSON INDEMNIFIED UNDER THIS AGREEMENT ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES. IN ADDITION, GRANTOR WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY SECURED PARTY AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

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IN WITNESS WHEREOF, Grantor has caused this Note to be executed this 12th day of March, 2007.

LIMA ENERGY COMPANY

By:	/s/ Harry H. Graves
Name:	Harry H. Graves
Title:	President